November 20, 2017 1st Quarter Fiscal 2018 Results Conference Call Exhibit 99.2

2 Forward Looking Statements and Non-GAAP Financial Measures Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on September 1, 2017 and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 14 through 20 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

3 Participants Steven E. Nielsen President & Chief Executive Officer Timothy R. Estes Chief Operating Officer H. Andrew DeFerrari Chief Financial Officer Richard B. Vilsoet General Counsel Agenda Introduction and Q1-18 Overview Industry Update Financial & Operational Highlights Outlook Conclusion Q&A Participants and Agenda 3

4  Strengthening market opportunities  Contract revenues of $756.2 million in Q1-18, included $15.5 million in revenue from storm restoration services. Excluding revenue from an acquired business and storm restoration services, revenues declined 8.4% organically.  Operating performance producing profitable results  Q1-18 Non-GAAP Adjusted EBITDA of $97.6 million, or 12.9% of revenue, compared to $129.2 million in Q1-17, or 16.2% of revenue  Non-GAAP Adjusted Diluted EPS of $0.99 per share in Q1-18 compared to $1.67 per share in Q1-17. Non-GAAP Adjusted Net Income in Q1-18 includes $0.9 million of income tax benefit for the tax effects of certain share-based award activities as a result of a new accounting standard.  Strong operating cash flows and liquidity  Operating cash flows of $56.8 million in Q1-18  Liquidity of $425.8 million at the end of Q1-18 consisting of cash and availability under our credit facility. No outstanding revolver borrowings at the end of Q1-18.  Repurchased 200,000 common shares for $16.9 million at an average price of $84.38 per share Q1-18 Overview and Highlights See “Regulation G Disclosure” slides 14-20 for a reconciliation of GAAP to Non-GAAP financial measures.

5  Industry increasing network bandwidth dramatically  Major industry participants deploying significant 1 gigabit wireline networks  Emerging wireless technologies require incremental wireline deployments o A complementary wireline investment cycle is underway to facilitate applications enabled by fully converged wireless/wireline networks  Industry developments are producing opportunities which in aggregate are without precedent. Converged wireless/wireline network deployments only further broaden our set of opportunities.  Delivering valuable service to customers  Currently providing services for 1 gigabit full deployments across the country in dozens of metropolitan areas to a number of customers  Have secured and are actively working on a number of converged wireless/wireline multi-use networks  Customers are revealing with more specificity multi-year initiatives that are being implemented and managed locally  Our ability to provide integrated planning, engineering and design, procurement and construction and maintenance services provides value to several industry participants  Dycom’s scale, market position and financial strength position it well as opportunities continue to expand Industry Update

6 Revenue Highlights  Q1-18 organic decline of 8.4%, impacted by near-term moderation in spending by a large customer  Revenues from Q1-18 top 5 customers decreased 6.8% organically. All other customers decreased 12.7% organically. See “Regulation G Disclosure” slides 14-20 for a reconciliation of GAAP to Non-GAAP financial measures. Dycom’s ability to gain share and expand geographic reach meaningfully increases the long-term value of our maintenance business *Organic % growth adjusted for additional week in Q4-16 *  Top 5 customers in each period represented 74.9% of revenues in Q1-18 compared to 75.0% in Q1-17  Strong organic growth with Comcast at 26.5%, CenturyLink at 13.9% and Verizon at 6.7% * All organic % adjusted for Q1-18 revenue from an acquired business and storm restoration services

7 Backlog and Awards Notes: Our backlog estimates represent amounts under master service agreements and other contractual agreements for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. Selected Current Awards and Extensions Financial charts - $ in millions Customers Description Area Approximate Term (in years) Verizon Engineering & Construction Services Various 2-3 Comcast Construction & Maintenance Services Virginia 1 Fulfillment Services Michigan, Illinois, Mississippi, Louisiana, Alabama, Florida 1 Charter Construction & Maintenance Services Texas 1 Various Locating Services New Jersey, Delaware, Maryland, Virginia, Georgia 1-3 Various Rural and Municipal Broadband South Dakota, Minnesota, Nebraska, Missouri, Arkansas, Virginia 1-2

8 As a % of Contract Revenues 16.2% 12.9%  Revenues of $756.2 million in Q1-18 declined organically 8.4% from Q1-17  Near-term moderation in spending by a large customer  During Q1-18, an acquired business contributed $8.6 million of revenue and storm restoration services contributed $15.5 million of revenue. There was no revenue from acquired businesses or storm restoration services during Q1-17.  Non-GAAP Adjusted EBITDA at 12.9% in Q1-18, down from 16.2% in Q1-17. Adjusted EBITDA % impacted by lower absorption of costs at reduced revenues  Non-GAAP Adjusted Diluted EPS of $0.99 in Q1-18 compared to $1.67 in Q1-17  Q1-18 Non-GAAP Adjusted Net Income includes $0.9 million of income tax benefit for the tax effects of certain share-based award activities as a result of the adoption of a new accounting standard Financial Highlights See “Regulation G Disclosure” slides 14-20 for a reconciliation of GAAP to Non-GAAP financial measures Financial charts - $ in millions, except earnings per share amounts

9 Strong balance sheet and liquidity Liquidity Overview (a) Availability on Revolver presented net of $48.7million L/C’s under the Senior Credit Facility at both Q4-17 and Q1-18 Financial tables - $ in millions Robust operating cash flows * Amounts may not add due to rounding. Total days sales outstanding (“DSO”) is calculated as the summation of current accounts receivable, plus costs and estimated earnings in excess of billings, less billings in excess of costs and estimated earnings, (“CIEB, net”) divided by average revenue per day during the respective quarter.  Balance sheet reflects the strength of our business  Liquidity of $425.8 million at the end of Q1-18 consisting of availability under our Credit Facility and cash on hand  Strong Q1-18 operating cash flows of $56.8 million  Capital expenditures, net of disposals at $47.2 million in Q1-18  Repurchased 200,000 common shares for $16.9 million at an average price of $84.38 per share

Outlook for the Quarter Ended January 27, 2018 (Q2-2018)

DYCOM

Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues, except as noted for Effective Income Tax Rate)

	Q2-2017 for comparison	Q2-2018 Outlook and Commentary	
Contract Revenues	$ 701.1	**$ 645 - $ 675**	➤ Revenue from a large customer stabilizes after the decline in Q2-18 compared to Q2-17 ➤ Solid demand from several other large customers ➤ 1 gigabit deployments, fiber deep cable capacity projects, and initial phases of fiber deployments for newly emerging wireless technologies ➤ Total Q2-18 revenue expected to include approximately $5 million from the business acquired in Q3-17. For organic growth calculations, there were no acquired revenues in Q2-17. ➤ Expectations of normal winter weather
Gross Margin %	19.9%	Gross Margin % decreases from Q2-17	➤ Margin outlook reflects expected mix of work activity and near term margin impacts as we initiate customer programs ➤ Q2 margins display impacts of seasonality including: * inclement winter weather * fewer available workdays due to holidays * reduced daylight work hours * restart of calendar payroll taxes
G&A Expense %	8.3%	G&A as a % of revenue increases from Q2-17	➤ G&A as a % of revenue increases compared to Q2-17 from higher share-based compensation and the impact on operating leverage at the lower expected level of revenue in Q2-18
Share-based compensation	$ 5.3	$ 6.2	➤ Outlook for G&A expense % includes share-based compensation
Depreciation & Amortization	$ 35.7	$42.2 - $43.0	➤ Higher depreciation resulting from fleet additions that support our expanded in-house workforce and the normal replacement cycle of fleet assets ➤ Includes amortization of approximately $5.8 million in Q2-18 compared to $6.1 million in Q2-17
Non-GAAP Adjusted Interest Expense	$ 4.8	Approximately $ 5.2	➤ Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.6 million in Q2-18 compared to $4.4 million in Q2-17
Other Income, net	$ 1.0	$ 0.4 - $ 1.0	➤ Other income, net primarily includes gain (loss) on sales of fixed assets
Effective Income Tax Rate (as a % of Adjusted Non-GAAP Income before Taxes)	37.2%	Approximately 38.0%	➤ Effective income tax rate expected at approximately 38.0% before the tax effects of the settlement of share-based awards based on new accounting standard
Non-GAAP Adjusted EBITDA %	12.3%	Non-GAAP Adjusted EBITDA % decreases from Q2-17	***Non-GAAP Adjusted EBITDA decreases compared to Q2-17 result***
Non-GAAP Adjusted Diluted Earnings per Share	$ 0.82	**$ 0.24 - $ 0.36**	➤ Non-GAAP Adjusted Diluted EPS declines as a result of lower Adjusted EBITDA, higher depreciation as we expand our in-house capacity, stock-based compensation and interest. Non-GAAP Adjusted Diluted EPS excludes non-cash amortization of debt discount on Convertible Senior Notes ("Notes").
Diluted Shares	32.2 million	31.9 million	

See "Regulation G Disclosure" slides 14-20 for a reconciliation of GAAP to Non-GAAP financial measures.

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Looking Ahead to the Quarter Ended April 28, 2018 (Q1-2019)

Financial table- $ in millions (% as a percent of contract revenues, except as noted for Effective Income Tax Rate)

	Quarter ended April 29, 2017 for comparison	*Quarter ended April 28, 2018 (Q1-19) Outlook and Commentary*	
Contract Revenues	$ 786.3	Total revenue to range from in-line to a low single digit increase as a percentage of revenue compared to the quarter ended April 29, 2017	➢ Accelerating fiber deployments for newly emerging wireless technologies ➢ Increasing wireless services ➢ Solid demand from several large customers reflecting 1 gigabit deployments and fiber deep cable capacity projects ➢ Total revenue expected to include approximately $8.0 million from the business acquired in Q3-17. For organic growth calculations, there was $7.1 million in revenues in the April 29, 2017 quarter. ➢ Expectations of normal winter weather
Gross Margin %	21.0%	Gross Margin % in-line or slightly better compared to the quarter ended April 29, 2017	➢ Margin outlook reflects expected mix of work activity and improving performance as services for large customer programs begin to accelerate
G&A Expense %	7.8%	G&A as a % of revenue increases from the quarter ended April 29, 2017	➢ G&A as a % of revenue supports our increasing scale
Share-based compensation	$4.9	$ 5.4	➢ Outlook for G&A expense % includes share-based compensation
Depreciation & Amortization	$37.4	$42.7 - $43.5	➢ Higher depreciation resulting from fleet additions that support our expanded in-house workforce and the normal replacement cycle of fleet assets ➢ Includes amortization of approximately $5.5 million in the three months ended April 28, 2018 compared to $6.2 million in the quarter ended April 29, 2017.
Non-GAAP Adjusted Interest Expense	$ 5.0	Approximately $ 5.3	➢ Non-GAAP Adjusted Interest Expense excludes non-cash amortization of debt discount of $4.7 million in the quarter ended April 28, 2018 compared to $4.4 million in the quarter ended April 29, 2017.
Other Income, net	$ 4.8	$ 4.0 - $ 4.6	➢ Other income, net primarily includes gain (loss) on sales of fixed assets
Effective Income Tax Rate (as a % of Adjusted Non-GAAP Income before Taxes)	37.0%	Approximately 37.0%	➢ Effective income tax rate expected at approximately 37.0% before the tax effects of the settlement of share-based awards based on new accounting standard
Non-GAAP Adjusted EBITDA %	13.8%	Non-GAAP Adjusted EBITDA % in-line with the quarter ended April 29, 2017	
Diluted Shares	31.9 million	32.1 million	

See "Regulation G Disclosure" slides 14-20 for a reconciliation of GAAP to Non-GAAP financial measures.

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12 Fiscal Year Change  In September 2017, the Company changed its fiscal year end from July to January  Beginning with a six month transitional period ending January 27, 2018, the Company’s fiscal year will end on the last Saturday of January  Fiscal year 2019 will be for the period from January 28, 2018 through January 26, 2019  As a result of the change in fiscal year and our increased visibility, the Company expects to provide a fiscal 2019 outlook for revenue and diluted earnings per share for its fiscal year ending January 26, 2019. This annual outlook will be provided in conjunction with the Company's release of results for the fiscal quarter ended January 27, 2018.

13 Conclusion Firm and strengthening end market opportunities  Fiber deployments in contemplation of newly emerging wireless technologies have begun in many regions of the country. A significant number of new project initiations will occur in the near term.  Wireless construction activity in support of expanded coverage and capacity is poised to accelerate.  Telephone companies deploying FTTH to enable video offerings and 1 gigabit connections. This activity is expected to reaccelerate in the near term.  Cable operators continuing to deploy fiber to small and medium businesses and enterprises with increasing urgency. Fiber deep deployments to expand capacity, new build opportunities and overall cable capital expenditures are increasing.  Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance business. We are increasingly providing integrated planning, engineering and design, procurement and construction and maintenance services for our customers. Encouraged that industry participants are committed to multi-year capital spending initiatives; these initiatives are increasing in numbers across multiple customers

14 Explanation of Non-GAAP Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures as follows: • Non-GAAP Organic Contract Revenues -contract revenues from businesses that are included for the entire period in both the current and prior year periods, excluding contract revenues from storm restoration services. Non-GAAP Organic Contract Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year period. Management believes organic growth (decline) is a helpful measure for comparing the Company's revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company's operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before non-cash amortization of the debt discount, certain non-recurring items and any tax impact related to these items. • Non-GAAP Adjusted Diluted Earnings per Common Share - Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Non-cash amortization of the debt discount - The Company’s convertible senior notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the convertible senior notes represents a debt discount. The debt discount is being amortized over the term of the convertible senior notes but does not result in periodic cash interest payments. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the convertible senior notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Tax impact of adjusted results - The tax impact of the adjusted results was calculated utilizing a Non-GAAP effective tax rate which approximates the Company’s effective tax rate used for financial planning. The tax impact included in the Company’s guidance for the quarter ending January 27, 2018 was calculated using an effective tax rate used for financial planning and forecasting future results. Appendix: Regulation G Disclosure

15 Appendix: Regulation G Disclosure (a) Q4-16 contained 14 weeks as a result of our 52/53 week fiscal year as compared to 13 weeks in all other quarterly periods presented herein. The Q4-16 Non-GAAP adjustment is calculated independently for each comparative period as (i) contract revenues less, (ii) contract revenues from acquired businesses in each applicable period, (iii) divided by 14 weeks. Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 14. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue Unaudited ($ in millions)

16 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue – certain customers Unaudited ($ in millions) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 14. Appendix: Regulation G Disclosure

17 Notes: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA Unaudited ($ in 000's) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 14. Appendix: Regulation G Disclosure

18 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share Unaudited ($ in 000's, except per share amounts) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 14. Appendix: Regulation G Disclosure *Q1-18 Non-GAAP Adjusted Net Income includes $0.9 million of income tax benefit for the tax effects of certain share-based award activities as a result of the adoption of ASU 2016-09, Compensation - Stock Compensation (Topic 718):Improvements to Employee Share-Based Payment Accounting.

19 Note: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share Unaudited ($ in 000's, except per share amounts) For comparison purposes for slides 10 and 11 Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 14. Appendix: Regulation G Disclosure

20 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Outlook – Non-GAAP Diluted Earnings per Common Share for the Three Months Ending January 27, 2018 Unaudited Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 14. (a) Guidance for diluted earnings per common share and Non-GAAP Adjusted diluted earnings per common share for the three months ending January 27, 2018 were computed using approximately 31.9 million in diluted weighted average shares outstanding. (b) The Company expects to recognize approximately $4.6 million in pre-tax interest expense during the three months ending January 27, 2018 for non- cash amortization of the debt discount associated with its convertible senior notes. The Company excludes the effect of this non-cash amortization of the debt discount in its Non-GAAP financial measures. Outlook for the Three Months Ending January 27, 2018 Diluted earnings per common share – GAAP (a) $0.15 - $0.27 Adjustment for addback of after-tax non-cash amortization of debt discount on convertible senior notes (b) $ 0.09 Non-GAAP Adjusted Diluted Earnings per Common Share (a) $0.24 - $0.36 Appendix: Regulation G Disclosure Note: Amounts above may not add due to rounding.

November 20, 2017 1st Quarter Fiscal 2018 Results Conference Call